Masters’ Select Funds Trust
Supplement dated 12/09/05
to Prospectus of The Masters’ Select Funds dated April 30, 2005

Opening of The Masters’ Select Equity Fund to New Investor Purchases

Effective December 12, 2005, The Masters’ Select Equity Fund (“Equity Fund”) is re-opened to new investors. The Fund has experienced net redemptions for the six month period ending November 30, 2005, and Management of the Equity Fund believes that it is in the best interest of the shareholders of the Equity Fund to increase the flow of assets moving into the Fund. It is believed that doing so will preserve the ability of the Equity Fund’s individual investment managers to effectively manage the Fund’s assets for the following reasons:

•
The negative cash flow resulting from net redemptions may force the untimely sale of portfolio securities, which may result in higher transaction costs and potentially greater recognition of realized gains.

•
Positive cash flow allows the investment managers the flexibility to reposition their portfolios by adding to existing high-conviction holdings without having to sell existing portfolio securities to raise cash to do so.

Management will monitor the level of new inflows and reserves the right to close the Fund again in the future.